Other (Expense)/Income, Net	6 Months Ended
Jun. 30, 2014
OTHER (EXPENSE)/INCOME, NET [Abstract]
OTHER (EXPENSE)/INCOME, NET
NOTE 10: OTHER (EXPENSE)/INCOME, NET

During the three months ended June 30, 2014, Navios Holdings received cash compensation of $7,203 from the sale of a defaulted counterparty claim to an unrelated third party. Navios Holdings has no continuing obligation to provide any further services to the counterparty or any further recourse or obligation to the third party to which it sold the claim and has therefore recognized the entire compensation received immediately in the statement of comprehensive loss within the caption of “Other (expense)/income, net”.

As of March 25, 2014, the Company terminated the amended credit default insurance policy. In connection with the termination, Navios Holdings received compensation of $4,044 (which was received in April 2014). From the total compensation, $3,551 was recorded immediately in the statement of income within the caption "Other income" and the remaining amount within the caption “Revenue”, representing reimbursements for insurance claims submitted for the period prior to the date of the termination of the credit default insurance policy. The Company has no future requirement to repay any of the lump sum cash payment back to the insurance company or provide any further services.